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                                 Exhibit 10.8

    CONFIDENTIAL TREATMENT HAS BEEN
    REQUESTED FOR PORTIONS OF THIS EXHIBIT,
    WHICH PORTIONS HAVE BEEN OMITTED FROM
    THE ATTACHED EXHIBIT AND FILED SEPARATELY
    WITH THE SECURITIES AND EXCHANGE COMMISSION.
    THE OMITTED PORTIONS HAVE BEEN REPLACED BY AN
    X ENCLOSED BY BRACKETS ([X]).

                        AMENDMENT NO. 2 DATED APRIL 30, 1999
                             TO OPTION AGREEMENT BETWEEN
                       MOTOROLA, INC. AND TELULAR CORPORATION


          This Amendment is effective this day of April 30, 1999, between Motorola, Inc., a Delaware Corporation, acting by and through its Network Solutions Sector (hereinafter Motorola), and Telular Corporation, a Delaware Corporation (hereinafter Telular).
          Each of Motorola and Telular may be referred to herein individually as a Party, or collectively as the Parties.

          WHEREAS, on November 10, 1995, Motorola and Telular entered into an Option Agreement (hereinafter referred to as the Option Agreement); and

          WHEREAS, Motorola and Telular have previously amended the Option Agreement (Amendment No. 1 dated November 11, 1996);

          WHEREAS, Motorola and Telular desire to again amend the Option Agreement in certain respects;

          NOW THEREFORE, in consideration of the mutual obligations contained herein, the Parties hereby agree as follows:

          1. Except as set forth herein, and as contained in Amendment No. 1, all capitalized terms not defined herein shall have the meanings given to them in the Option Agreement.

          2. The parties agree that payment of $897,794 made by Motorola to Telular on March 30, 1999, satisfies in full, Motorola's contractual obligations under paragraph 3 of the Option Agreement, as amended, and no additional amounts shall be due and payable by Motorola to Telular pursuant to such paragraph 3.

          3.   The Agreement is hereby amended by:

               A. Replacing Paragraphs 4.2.1, 4.2.2 and 4.2.3 in the Option Agreement with a new paragraph 4.2.1 as follows:

                    4.2.1 The terms and conditions governing the purchase and sale of WAFU Products by Motorola to Telular is contained in Attachment 1 to Amendment No. 2 dated April 30, 1999 to Option Agreement
                    between  Motorola  and   Telular,  entitled   OEM
                    Equipment Purchase Agreement for WAFU, dated April 30, 1999 (the OEM Agreement).

               B.   Replacing the second sentence of paragraph 5
                    in the Option Agreement with a new sentence as
                    follows:
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                    Commencing on  the  date  of  execution  of  this
                    Agreement and ending on the date of expiration of the patents identified in paragraph 1 of this
                    Agreement, notwithstanding anything to the contrary contained in the Motorola Telular Cross Licensing Agreement dated March 23, 1990, as amended, the royalty rate for all CDWA WFAUs that Motorola sells directly to third parties, without Telular repackaging, is [X], provided, however, that the royalty rate shall be increased to [X] if Telular duly terminates the OEM Agreement based on a default under paragraph 23(b) of such OEM Agreement.

          1. Nothing herein contained shall in any way alter, waive, annul, vary or affect any terms, conditions or provisions of the Option Agreement, except as specifically provided herein, it being the intent of the parties hereto that all of the terms, conditions and provisions of the Option Agreement shall continue in full force and effect, except as specifically amended.

               IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

          MOTOROLA, INC., by and through its TELULAR CORPORATION
          Network Solutions Sector


  Signature:  /s/ Daniel Coombes       Signature:  /s/ Robert C. Montgomery

  Printed/Typed Name: Daniel Coombes   Printed/Typed Name:  Robert C.
                                                            Montgomery
  Title:  Sr VP & GM
                                       Title:  Exec VP and COO